Exhibit 99.1

NEWS RELEASE

CONTACTS
MEDIA:	INVESTORS:
Sophia Hong	Rick Muscha
Lattice Semiconductor Corporation	Lattice Semiconductor Corporation
503-268-8786	408-826-6000
Sophia.Hong@latticesemi.com	Rick.Muscha@latticesemi.com

LATTICE SEMICONDUCTOR REPORTS Third QUARTER 2024 RESULTS

HILLSBORO, Ore. - November 4, 2024 - Lattice Semiconductor Corporation (Nasdaq: LSCC), the low power programmable leader, announced financial results today for the fiscal third quarter ended September 28, 2024.

Revenue for the third quarter of 2024 was $127.1 million, with GAAP gross margin of 69.0% and GAAP net income of $0.05 per diluted share. On a non-GAAP basis, gross margin was 69.0% with net income per diluted share of $0.24. Third quarter of 2024 results include a one-time GAAP-only charge of $6.5 million related to actions the Company took to drive a comprehensive reduction in spending during the quarter to better align its resources to support the current business level and drive more efficiency across the business. The actions are expected to result in a 14% workforce reduction and 14% reduction in non-headcount operating expenses. The Company expects the operating expense reduction will help drive annual earnings expansion in the low double-digit range in 2025.

Ford Tamer, Chief Executive Officer, said, "Through my meetings with employees, customers, and partners, since joining Lattice, I’m even more convinced that we are in an excellent position to expand market share over the long-term. Third quarter 2024 results were inline with the Company's prior expectations, which reflects the disciplined execution of our strategy and a continued focus on operational efficiency. After careful consideration, we proactively took action in the third quarter to better align our resources to the current business level, while maintaining the stability and integrity of our leadership product roadmap, customer support and demand creation infrastructure. Importantly, we do not expect any additional reductions will be needed. While we expect continued near-term industry headwinds, I am excited about the opportunity to build on Lattice's strong foundation."

Tonya Stevens, Interim Chief Financial Officer, said, "We delivered a solid 69.0% gross margin on both a GAAP and a non-GAAP basis, which demonstrates the stability of our business model. Our free cash flow margin more than doubled sequentially to 31%. We proactively implemented operating expense reductions in the third quarter to help drive further improvements in profitability, and efficiency. We remain focused on execution of our operating priorities and capital allocation strategy, while delivering value through the return of capital to our shareholders with our sixteenth consecutive quarter of share repurchases."

Third Quarter 2024 Highlights:

•	Appointed Ford Tamer CEO: Lattice announced the appointment of Dr. Ford Tamer as Chief Executive Officer and to the Company’s Board of Directors. Tamer brings to his role extensive industry experience and leadership spanning semiconductors, networking, and enterprise software. In his most recent operating role, Tamer served as President and CEO of Inphi for over nine years, until its merger with Marvell.
•	Ramping New AI-PC Win: Lattice's hardware and software are now powering AI computer vision on the Dell XPS models, which is in addition to Lattice's previously announced design wins on select Dell Latitude models.
•	Nexus Portfolio Expansion: Built on the award-winning Lattice Nexus™ FPGA platform, Lattice announced additional new offerings, and multiple package options that offer class-leading power efficiency, small size, and reliability with flexible migration options. These devices are designed to accelerate a broad range of Communications, Computing, Industrial, and Automotive applications.
•	Developers Conference Update: Lattice announced its Developers Conference on December 10-11, 2024 will feature guest speaker appearances from Dell, Microsoft, SICK, and Teledyne Flir, amongst others, and a technology showcase of more than 75 Lattice-based applications from Lattice and Lattice partners. Register here (advance registration required).
•	Named a Top Workplace: Lattice was recognized as a 2024 Top Workplace in the San Francisco Bay Area by The San Francisco Chronicle.

Selected Third Quarter 2024 Financial Results and Comparisons (in thousands, except per share data)

	GAAP Financial Results (unaudited)
	Q3 2024	Q2 2024	Q3 2023	Q/Q	Y/Y
Revenue	$127,091	$124,076	$192,169	2.4%	(33.9)%
Gross Margin %	69.0%	68.3%	70.0%	70 bps	(100) bps
R&D Expense %	32.6%	31.2%	21.9%	140 bps	1070 bps
SG&A Expense %	24.4%	16.1%	17.3%	830 bps	710 bps
Operating Expenses	$80,161	$62,186	$77,644	28.9%	3.2%
Income from Operations	$7,527	$22,565	$56,917	(66.6)%	(86.8)%
Net Income	$7,190	$22,631	$53,788	(68.2)%	(86.6)%
Net Income per Share - Basic	$0.05	$0.16	$0.39	$(0.11)	$ (0.34)
Net Income per Share - Diluted	$0.05	$0.16	$0.38	$(0.11)	$ (0.33)

	Non-GAAP* Financial Results (unaudited)
	Q3 2024	Q2 2024	Q3 2023	Q/Q	Y/Y
Revenue	$127,091	$124,076	$192,169	2.4%	(33.9)%
Gross Margin %	69.0%	69.0%	70.6%	—	(160) bps
R&D Expense %	26.2%	26.7%	18.2%	(50) bps	800 bps
SG&A Expense %	17.4%	17.9%	12.1%	(50) bps	530 bps
Operating Expenses	$53,875	$54,030	$58,206	(0.3)%	(7.4)%
Income from Operations	$33,756	$31,526	$77,408	7.1%	(56.4)%
Net Income	$32,544	$31,432	$73,578	3.5%	(55.8)%
Net Income per Share - Basic	$0.24	$0.23	$0.53	$ 0.01	$ (0.29)
Net Income per Share - Diluted	$0.24	$0.23	$0.53	$ 0.01	$ (0.29)

GAAP represents U.S. Generally Accepted Accounting Principles. Non-GAAP represents GAAP excluding the impact of certain activities which the Company's management excludes in analyzing the Company's operating results and in understanding trends in the Company's earnings. Additional information relating to these measures is included below in “Non-GAAP Financial Measures.” For a reconciliation of GAAP to non-GAAP results, see accompanying tables "Reconciliation of U.S. GAAP to Non-GAAP Financial Measures."

Business Outlook - Fourth Quarter of 2024:

•	Revenue for the fourth quarter of 2024 is expected to be between $112 million and $122 million.
•	Gross margin percentage for the fourth quarter of 2024 is expected to be 68.0% plus or minus 1% on a non-GAAP basis.
•	Total operating expenses for the fourth quarter of 2024 are expected to be between $52 million and $54 million on a non-GAAP basis.
•	Income tax rate for the fourth quarter of 2024 is expected to be between 5% and 6% on a non-GAAP basis.
•	Net income for the fourth quarter of 2024 is expected to be between $0.15 and $0.23 per share on a non-GAAP basis.

Non-GAAP Financial Measures: In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release makes reference to non-GAAP financial measures. With respect to the outlook for the fourth quarter of 2024, certain items that affect GAAP measurement of financial measures for gross margin percentage and total operating expenses are not accessible on a forward-looking basis because such items cannot be reasonably predicted without unreasonable efforts due to the unpredictability of the amounts and timing of events affecting the items we exclude from non-GAAP measures, including certain large and/or unpredictable charges such as stock-based compensation expense; litigation expense outside the ordinary course of business; and restructuring. Consequently, the Company is unable to provide a reasonable estimate of GAAP measurement for non-GAAP gross margin percentage or non-GAAP total operating expenses for quarterly guidance or a corresponding reconciliation to GAAP for the quarter. From a qualitative perspective, the differences between our GAAP measurement of financial measures for gross margin percentage and total operating expenses and our non-GAAP measure of those items will consist of items similar to those described in the financial tables later in this release for such items historically, including, for example and without limitation, certain large and/or unpredictable charges such as stock-based compensation expense; litigation expense outside the ordinary course of business; and restructuring. Additional information regarding the reasons the Company uses non-GAAP measures, a reconciliation of these measures to the most directly comparable GAAP measures, and other information relating to these measures are included in this press release.

Investor Conference Call / Webcast Details:

Lattice Semiconductor will review the Company's financial results for the fiscal third quarter 2024, and business outlook on Monday, November 4 at 5:00 p.m. Eastern Time. The dial-in number for the live audio call is 1-877-407-3982 or 1-201-493-6780 with conference identification number 13749552. A live webcast of the conference call will also be available on the investor relations section of www.latticesemi.com. The Company's financial guidance will be limited to the comments on its public quarterly earnings call and the public business outlook statements contained in this press release.

Forward-Looking Statements Notice:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve estimates, assumptions, risks and uncertainties. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are neither historical facts nor assurances of future performance and may be forward-looking. Such forward-looking statements include, but are not limited to, statements relating to our rapid product portfolio expansion; long-term position; near-term cyclical industry headwinds; accelerating customer momentum; market improvement; durability of our business model; and the statements under the heading “Business Outlook - Fourth Quarter of 2024.” Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “may,” “expect,” “plan,” “project,” “anticipate,” “intend,” “forecast,” “future,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology.

Estimates of future revenue and other financial and operational outcomes are inherently uncertain due to factors such as global economic conditions which may affect customer demand, the cyclical nature of the semiconductor industry, pricing and inflationary pressures, competitive actions, international trade disputes and sanctions, the potential impact of global pandemics, and other significant risks and uncertainties that are beyond our ability to predict or control. Actual gross margin percentage and operating expenses could vary from the estimates on the basis of, among other things, changes in revenue levels, changes in product pricing and mix, changes in wafer, assembly, test and other costs, variations in manufacturing yields, the failure to sustain operational improvements, and the actual amount of compensation charges due to stock price changes. Actual income tax rate and actual net income on a per share basis may differ from our expectations. Actual results may differ materially from our expectations and are subject to risks and uncertainties that relate more broadly to our overall business, including those described in our filings with the Securities and Exchange Commission, including Lattice’s most recent Annual Report on Form 10-K, especially those under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations”, all of which are expressly incorporated herein by reference.

Lattice believes these and other risks and uncertainties could cause actual results to differ materially from the forward-looking statements. New risk factors emerge from time to time and it is not possible for the Company to predict all risk factors. You should not rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to and undertakes no obligation to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures:

Included within this press release and the accompanying tables and notes are certain non-GAAP financial measures that supplement the Company's consolidated financial information prepared in accordance with U.S. GAAP, including non-GAAP gross margin, gross margin percentage, R&D expense, SG&A expense, operating expenses, income from operations, other (expense) income, net, income tax expense, net income, net income per share – basic, and net income per share – diluted. The non-GAAP measures presented exclude charges and adjustments primarily related to stock-based compensation and related payroll tax effects, litigation expense outside the ordinary course of business, amortization of acquired intangible assets, restructuring plans, transformation activities, and other charges, and the estimated tax effect of these items, non-cash changes in net deferred income taxes, change in tax law and other tax adjustments. These charges and adjustments are a result of periodic or non-core operating activities of the Company. The Company describes these non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures in the tables and notes attached to this press release.

The Company's management believes that these non-GAAP financial measures provide an additional and useful way of viewing aspects of our performance that, when viewed in conjunction with our GAAP results, provide a more comprehensive understanding of the various factors and trends affecting our ongoing financial performance and operating results than GAAP measures alone. Management also uses these non-GAAP measures for strategic and business decision-making, internal budgeting, forecasting, and resource allocation processes and believes that investors should have access to similar data. The non-GAAP financial information used by the Company may differ from that used by other companies. These non-GAAP measures are included solely for informational and comparative purposes and are not meant as a substitute for GAAP and should be considered together with the consolidated financial information located in the tables attached to this press release.

About Lattice Semiconductor Corporation:

Lattice Semiconductor (NASDAQ: LSCC) is the low power programmable leader. We solve customer problems across the network, from the Edge to the Cloud, in the growing communications, computing, industrial, automotive and consumer markets. Our technology, long-standing relationships, and commitment to world-class support let our customers quickly and easily unleash their innovation to create a smart, secure, and connected world.

For more information about Lattice, please visit www.latticesemi.com. You can also follow us via LinkedIn, Twitter, Facebook, YouTube, WeChat, or Weibo.

# # #

Lattice Semiconductor Corporation

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Nine Months Ended
	September 28,	June 29,	September 30,	September 28,	September 30,
	2024	2024	2023	2024	2023
Revenue	$127,091	$124,076	$192,169	$391,982	$566,558
Cost of sales	39,403	39,325	57,608	123,335	170,835
Gross margin	87,688	84,751	134,561	268,647	395,723
Operating expenses:
Research and development	41,398	38,733	42,048	120,722	119,983
Selling, general, and administrative	30,994	20,005	33,217	87,468	102,583
Amortization of acquired intangible assets	870	869	870	2,609	2,609
Restructuring	6,899	2,579	1,509	11,182	1,427
Total operating expenses	80,161	62,186	77,644	221,981	226,602
Income from operations	7,527	22,565	56,917	46,666	169,121
Interest income (expense), net	936	933	954	3,176	588
Other income (expense), net	(249)	254	14	(41)	(257)
Income before income taxes	8,214	23,752	57,885	49,801	169,452
Income tax expense	1,024	1,121	4,097	5,184	9,097
Net income	$7,190	$22,631	$53,788	$44,617	$160,355

Net income per share:
Basic	$0.05	$0.16	$0.39	$0.32	$1.16
Diluted	$0.05	$0.16	$0.38	$0.32	$1.15

Shares used in per share calculations:
Basic	137,709	137,548	137,948	137,577	137,697
Diluted	137,894	138,243	139,828	138,274	139,927

Lattice Semiconductor Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	September 28,	December 30,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$124,283	$128,317
Accounts receivable, net	91,465	104,373
Inventories, net	104,517	98,826
Other current assets	45,847	36,430
Total current assets	366,112	367,946

Property and equipment, net	52,518	49,546
Operating lease right-of-use assets	15,781	14,487
Intangible assets, net	19,703	20,974
Goodwill	315,358	315,358
Deferred income taxes	56,200	57,762
Other long-term assets	27,989	14,821
	$853,661	$840,894

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$32,131	$34,487
Accrued liabilities	41,158	36,048
Accrued payroll obligations	18,759	26,865
Total current liabilities	92,048	97,400

Long-term operating lease liabilities, net of current portion	10,713	10,739
Other long-term liabilities	47,360	40,735
Total liabilities	150,121	148,874

Stockholders' equity	703,540	692,020
	$853,661	$840,894

Lattice Semiconductor Corporation

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Nine Months Ended
	September 28,	September 30,
	2024	2023
Cash flows from operating activities:
Net income	$44,617	$160,355
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	38,311	52,408
Depreciation and amortization	28,421	25,279
Change in deferred income tax provision	93	(1,466)
Other non-cash adjustments	6,275	5,199
Net changes in assets and liabilities	(22,262)	(44,157)
Net cash provided by (used in) operating activities	95,455	197,618
Cash flows from investing activities:
Capital expenditures	(15,231)	(16,370)
Other investing activities	(12,492)	(8,917)
Net cash provided by (used in) investing activities	(27,723)	(25,287)
Cash flows from financing activities:
Repayment of long-term debt	—	(130,000)
Repurchase of common stock	(46,999)	(30,005)
Net cash flows related to stock compensation exercises	(24,589)	(43,114)
Net cash provided by (used in) financing activities	(71,588)	(203,119)
Effect of exchange rate change on cash	(178)	(537)
Net increase (decrease) in cash and cash equivalents	(4,034)	(31,325)
Beginning cash and cash equivalents	128,317	145,722
Ending cash and cash equivalents	$124,283	$114,397

Supplemental disclosure of cash flow information and non-cash investing and financing activities:
Interest paid	$—	$3,240
Income taxes paid, net of refunds	$6,031	$11,229
Operating lease payments	$6,972	$6,179

Lattice Semiconductor Corporation

Supplemental Historical Financial Information

(unaudited)

	Three Months Ended
	September 28,	June 29,	September 30,
	2024	2024	2023
Balance Sheet Information
A/R Days Revenue Outstanding (DSO)	66	76	50
Inventory Days (DIO)	242	236	165

Revenue % (by Geography)
Asia	63%	67%	61%
Americas	15%	19%	17%
Europe (incl. Africa)	22%	14%	22%

Revenue % (by End Market)
Communications and Computing	48%	44%	36%
Industrial and Automotive	43%	47%	57%
Consumer	9%	9%	7%

Revenue $M (by End Market)
Communications and Computing	$61.0	$54.5	$68.4
Industrial and Automotive	$54.2	$58.3	$109.9
Consumer	$11.9	$11.3	$13.9

Revenue % (by Channel)
Distribution	95%	91%	90%
Direct	5%	9%	10%

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	September 28,	June 29,	September 30,
	2024	2024	2023
Gross Margin Reconciliation
GAAP Gross margin	$87,688	$84,751	$134,561
Stock-based compensation - gross margin (1)	(57)	805	1,053
Non-GAAP Gross margin	$87,631	$85,556	$135,614

Gross Margin % Reconciliation
GAAP Gross margin %	69.0%	68.3%	70.0%
Stock-based compensation - gross margin (1)	0.0%	0.7%	0.6%
Non-GAAP Gross margin %	69.0%	69.0%	70.6%

Research and Development Expense % (R&D Expense %) Reconciliation
GAAP R&D Expense %	32.6%	31.2%	21.9%
Stock-based compensation - R&D (1)	(6.4)%	(4.5)%	(3.7)%
Non-GAAP R&D Expense %	26.2%	26.7%	18.2%

Selling, General, and Administrative Expense % (SG&A Expense %) Reconciliation
GAAP SG&A Expense %	24.4%	16.1%	17.3%
Stock-based compensation - SG&A (1)	(6.9)%	2.7%	(4.6)%
Litigation expense (2)	(0.1)%	(0.9)%	(0.6)%
Non-GAAP SG&A Expense %	17.4%	17.9%	12.1%

Operating Expenses Reconciliation
GAAP Operating expenses	$80,161	$62,186	$77,644
Stock-based compensation - operations (1)	(16,767)	(2,343)	(15,956)
Litigation expense (2)	(170)	(1,065)	(1,103)
Amortization of acquired intangible assets	(870)	(869)	(870)
Restructuring, transformation, and other (3)	(8,479)	(3,879)	(1,509)
Non-GAAP Operating expenses	$53,875	$54,030	$58,206

Income from Operations Reconciliation
GAAP Income from operations	$7,527	$22,565	$56,917
Stock-based compensation - gross margin (1)	(57)	805	1,053
Stock-based compensation - operations (1)	16,767	2,343	15,956
Litigation expense (2)	170	1,065	1,103
Amortization of acquired intangible assets	870	869	870
Restructuring, transformation, and other (3)	8,479	3,879	1,509
Non-GAAP Income from operations	$33,756	$31,526	$77,408

Income from Operations % Reconciliation
GAAP Income from operations %	5.9%	18.2%	29.6%
Cumulative effect of non-GAAP Gross Margin and Operating adjustments	20.7%	7.2%	10.7%
Non-GAAP Income from operations %	26.6%	25.4%	40.3%

(1)	The non-GAAP adjustments for Stock-based compensation include related payroll tax expenses.
(2)	Legal expenses associated with the defense of claims that are outside the ordinary course of business that were brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.
(3)	Restructuring, transformation, and other includes transformation charges of $0.9 million, $0.8 million, and $1.7 million for Q3, Q2 and YTD 2024, respectively.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	September 28,	June 29,	September 30,
	2024	2024	2023
Income Tax (Benefit) Expense Reconciliation
GAAP Income tax (benefit) expense	$1,024	$1,121	$4,097
Estimated tax effect of non-GAAP adjustments	1,695	5,649	1,467
Non-cash changes in net deferred income taxes (4)	402	(1,090)	—
Change in tax law (5)	(1,222)	(4,399)	(766)
Non-GAAP Income tax expense	$1,899	$1,281	$4,798

Net Income Reconciliation
GAAP Net income	$7,190	$22,631	$53,788
Stock-based compensation - gross margin (1)	(57)	805	1,053
Stock-based compensation - operations (1)	16,767	2,343	15,956
Litigation expense (2)	170	1,065	1,103
Amortization of acquired intangible assets	870	869	870
Restructuring, transformation, and other (3)	8,479	3,879	1,509
Estimated tax effect of non-GAAP adjustments	(1,695)	(5,649)	(1,467)
Non-cash changes in net deferred income taxes (4)	(402)	1,090	—
Change in tax law (5)	1,222	4,399	766
Non-GAAP Net income	$32,544	$31,432	$73,578

Net Income Per Share Reconciliation
GAAP Net income per share - basic	$0.05	$0.16	$0.39
Cumulative effect of Non-GAAP adjustments	0.19	0.07	0.14
Non-GAAP Net income per share - basic	$0.24	$0.23	$0.53

GAAP Net income per share - diluted	$0.05	$0.16	$0.38
Cumulative effect of Non-GAAP adjustments	0.19	0.07	0.15
Non-GAAP Net income per share - diluted	$0.24	$0.23	$0.53

Shares used in per share calculations:
Basic	137,709	137,548	137,948
Diluted	137,894	138,243	139,828

(1)	The non-GAAP adjustments for Stock-based compensation include related payroll tax expenses.
(2)	Legal expenses associated with the defense of claims that are outside the ordinary course of business that were brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.
(3)	Restructuring, transformation, and other includes transformation charges of $0.9 million, $0.8 million, and $1.7 million for Q3, Q2 and YTD 2024, respectively.
(4)	Non-cash changes in net deferred income taxes associated with the release of the valuation allowance against $56.9 million of our U.S. deferred tax assets in the fourth quarter of fiscal 2023.
(5)	Adjustments for Change in tax law reflect an increase in our provision for U.S. tax on foreign operations resulting from The 2017 Tax Cuts and Jobs Act and is related to the capitalization and subsequent amortization of R&D costs for tax purposes.